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                        ASSET PURCHASE AND SALE AGREEMENT

         This ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into this 21st day of August 2002, by and between MAUREEN R. GAUGHAN AS TRUSTEE OF THE CHAPTER 7 BANKRUPTCY ESTATE OF INFOIMAGE, INC., a Delaware corporation (the "Seller"), and SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation (the "Buyer").

                                R E C I T A L S :

         A. Seller is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc., a Delaware corporation (the "Bankruptcy Estate"), case number 2002-11751 (the "Bankruptcy Case"), pending before the United States Bankruptcy Court (the "Bankruptcy Court") and which was filed on July 30, 2002.

         B. Seller is the owner of certain tangible and intangible personal property, including without limitation (i) the computer software and all related technology, intellectual property rights, trade identity, registrations, domain names, patents, copyrights and other items described on the attached Exhibit A (collectively, the "Portal Software"); (ii) those certain contracts with suppliers, employees, contractors and other third parties to be set forth by Buyer on the attached Exhibit B (the "Supplier Contracts"); (iii) those certain customer contracts related to the Portal Software to be set forth by Buyer on the attached Exhibit C (the "Customer Contracts"); and (iv) those certain items of personal property to be set forth by Buyer on the attached Exhibit D (the "Other Assets"). The Supplier Contracts and the Customer Contracts collectively are referred to in this Agreement as the "Assumed Contracts," and the Portal Software, Supplier Contracts, Customer Contracts and Other Assets collectively are referred to in this Agreement as the "Portal Assets."

         C. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Portal Assets for the purchase price and upon the terms and conditions set forth in this Agreement (the "Sale").

         D. Pursuant to 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code"), consummation of the Sale and the transactions contemplated in this Agreement requires the approval of the Bankruptcy Court, which involves the filing of a motion to approve the Sale (the "Sale Motion") which was filed on August 9, 2002, followed by notification to all creditors, parties to executory contracts, and other parties in interest of the Sale and the Sale Motion, and a hearing to approve the Sale Motion (the "Sale Hearing") which tentatively is scheduled for August 21, 2002.

         E. Buyer and Seller desire to set forth in this Agreement the terms and conditions under which Buyer will purchase, and Seller will sell, the Portal Assets.
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                                A G R E E M E N T

         In consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

         1. Sale of Assets. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), Seller will sell, assign, transfer and convey to Buyer, by bill of sale, assignment and any other good and sufficient instruments of conveyance satisfactory to and reasonably requested by Buyer, and Buyer will purchase from Seller, the Portal Assets, free and clear of all liens, claims, pledges, licenses, sublicenses, assignments, charges, security interests, and other restrictions or encumbrances of any kind ("Encumbrances"), except as specifically provided in this Agreement. Seller is selling the Portal Assets pursuant to this Agreement "As Is/Where Is" with no representations or warranties except for the representations and warranties expressly provided in this Agreement.

         2. Closing Date. Consummation of the Sale (the "Closing") will take place at the offices of Gallagher & Kennedy, P.A., located at 2575 East Camelback Road in Phoenix, Arizona, as soon as reasonably possible after satisfaction of the conditions precedent set forth in Section 17, but in no event later than August 30, 2002 (the "Closing Date"). Notwithstanding the preceding sentence, Buyer, at its sole and absolute discretion, will have the right (i) to extend the Closing Date for up to ten (10) calendar days past August 30, 2002, if the only unsatisfied condition precedent to consummating the Sale is that the court order described in Section 17(g) is entered but is not final and non-appealable; and (ii) to extend the Closing Date for such time as Buyer, in its sole and absolute discretion, determines is appropriate in the event of an appeal of such appealable court order.

         3. Delivery of Exhibits B, C, D and I. On or before 5 p.m. on Monday, August 19, 2002, Buyer will deliver to Seller a copy of (i) Exhibits B and C setting forth the Assumed Contracts to be assumed by Seller and assigned to Buyer pursuant to this Agreement; and (ii) Exhibit D setting forth the Other Assets to be purchased by Buyer pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, Buyer will not take an assignment of or otherwise become a party to any contract which is not designated by Buyer on Exhibits B or C, nor will Buyer take title or possession of any asset of Seller other than the Portal Assets not designated by Buyer on Exhibit D. Within two
(2) business days after receipt of the copies of Exhibits B, C and D from Buyer, but in no event at least one (1) calendar day before the Closing Date, Seller will complete and deliver to Buyer a copy of Exhibit I setting forth the Other Transfers (as defined below).

         4. Contingent Contracts. Notwithstanding Buyer's obligation to set forth on Exhibits B and C those Supplier Contracts and Customer Contracts, respectively, Buyer will assume, Buyer, at its sole and absolute discretion, may designate on Exhibits B and C those Supplier Contracts and Customer Contracts, respectively, which Buyer will assume subject to the terms of this Section 4 (the "Contingent Contracts"). Buyer will render the services (the "Contingent Services") specified in each Customer Contract designated as a Contingent Contract (the "Contingent Customer Contracts") to the applicable customer (the "Contingent Customer") for a period of not more than thirty (30) days after the Closing Date (the "Contingency Period"). In exchange for Buyer rendering the Contingent Services, Seller will pay to Buyer cash in an

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amount equal to the gross amount of any service fee, royalty or other payment the Contingent Customer is obligated to pay, and actually pays directly to Seller, under the applicable Contingent Customer Contract. Notwithstanding anything in this Agreement to the contrary, any amount paid to Buyer in accordance with the preceding sentence will be included in Cash Receipts for purposes of Section 6(b). On or before the end of the Contingency Period, Buyer will send written notice to Seller and each party to a Contingent Contract stating whether Buyer will assume the applicable Contingent Contract. Any Contingent Contract assumed by Buyer in accordance with this Section 4 will be treated for all purposes of this Agreement as an Assumed Contract assumed as of the Closing Date, and Buyer will be entitled to all amounts paid by the applicable Contingent Customer to Seller pursuant to the applicable Contingent Customer Contract. Any Contingent Contract not assumed by Buyer in accordance with this Section 4 will be deemed to be rejected by Buyer as of the earlier of
(a) 11:59 p.m. Arizona time on the date Buyer sends notice to Seller of such rejection; or (b) 11:59 p.m. Arizona time on the last day of the Contingency Period. Buyer will have no further obligation to render the Contingent Customer Services pursuant to any rejected Contingent Customer Contract after the effective date of such rejection. Notwithstanding anything in this Agreement to the contrary, Buyer has the right to designate all Supplier Contracts and Customer Contracts set forth in Exhibits B and C, respectively, as Contingent Contracts.

         5. Liabilities. Buyer will not assume, nor be responsible for any liability, obligation or commitment of Seller whatsoever, whether actual, absolute, accrued contingent or otherwise, arising out of or in connection with any set of facts, acts or circumstances directly or indirectly relating to the Portal Assets occurring prior to the Closing Date or existing at the Closing Date, except as may be required by Section 365 of the Bankruptcy Code to cure any default on an Assumed Contract.

         6. Purchase of Additional Assets. Prior to the Closing, Buyer anticipates identifying and offering to purchase certain assets of Seller consisting of computer hardware and related tangible personal property used by Seller and Seller's predecessor in conjunction with the Portal Assets (the "Additional Assets"). Buyer and Seller, in good faith, will negotiate the purchase and sale of such Additional Assets. If an agreement to purchase and sell any Additional Assets is reached, the terms and conditions of such agreement will be set forth in an addendum to this Agreement which will include, without limitation, a description of the Additional Assets to be acquired, the purchase price, the payment terms and any representations and warranties of Buyer and Seller relating to such purchase and sale.

         7. Purchase Price. The purchase price (the "Purchase Price") for the Portal Assets will be determined and paid in accordance with the following, but in no event will the aggregate Purchase Price exceed One Million Five Hundred Thousand and No/100ths Dollars ($1,500,000.00):

                  a. At Closing, Buyer will pay to Seller cash in an amount equal to One Hundred Thousand and No/100ths Dollars ($100,000.00).

                  b. Within ten (10) calendar days after the completion of each three (3) calendar month period during the twenty four (24) calendar months commencing on first day of the first calendar month following the Closing Date (the "Two-Year Period"), Buyer will pay to Seller

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cash in an amount, if any, determined in accordance with the following formula:
(A) the aggregate amount of Cash Receipts (as defined below) which are derived from the Customer Contracts and any extensions or renewals of the Customer Contracts (where "renewals" includes, but is not limited to, any instances where a customer who was a customer of InfoImage, Inc. on July 30, 2002, extends an existing Customer Contract or signs a new contract with Buyer relating to the licensing, servicing or support of the Portal Assets); (B) minus One Hundred Thousand and No/100ths Dollars ($100,000.00); (C) multiplied by fifty percent (50%); (D) less the aggregate amount previously paid by Buyer to Seller pursuant to this Section 7(b). For example, if the aggregate Cash Receipts derived from the Customer Contracts total $650,000 as of February 28, 2003, and Buyer made one prior payment pursuant to this Section 7(b) in the amount of $125,000, Buyer will be obligated under this Section 7(b) to pay Seller $150,000.00 ((($650,000
- $100,000) * 50%) - $125,000)) on or before March 10, 2003.

                  c. Within ten (10) calendar days after the completion of each three (3) calendar month period during the Two-Year Period, Buyer will pay to Seller cash in an amount, if any, determined in accordance with the following formula: (A) the aggregate amount of Cash Receipts from product license fees, term license fees, lease fees, and annual support and maintenance fees which are derived from the Portal Software, but which are not derived from the Customer Contracts, any extension or renewal of the Customer Contracts, or any other source of income or cash not related to the Portal Software; (B) multiplied by seven percent (7%).

For purposes of this Section 7, "Cash Receipts" means the gross amount of cash, in the form of United States currency, which is received by Buyer during the period commencing on the day after the Closing Date and continuing until the end of the Two-Year Period, less the amount of any cash refund, cash rebate, cash discount or other cash payment made by Buyer during such period pursuant to or on account of the sale, license, lease, service, maintenance or other contract relating to the Portal Software. Notwithstanding anything in this Agreement to the contrary, Cash Receipts will not include any cash received by Buyer from sales, licenses, leases, service or maintenance of products or services other than the Portal Software, or which is received by Buyer after the Two-Year Period. Buyer will take no steps to defer Cash Receipts beyond the Two-Year Period which would otherwise have been received from a customer during the Two-Year Period in the normal course of business and pursuant to the terms of the contract with such customer.

         8. Assignment of Claims. To the extent permitted by applicable law, Seller will assign to Buyer any and all of Seller's known and unknown rights to pursue the collection of damages from, or obtain any equitable relief against, any person or entity for acts or conduct adversely impacting Buyer's rights in and to, or use or marketing of, the Portal Assets. Alternatively, at the direction of Buyer, Seller will take such reasonable actions as are necessary to enable Buyer to pursue the collection of such damages or obtain such equitable relief in the name of Seller, provided, however, that Buyer solely will be responsible for all costs incurred in pursuance of the collection of such damages or obtaining such equitable relief. In the event Seller is granted a monetary award in a proceeding conducted by Buyer in accordance with the preceding sentence, Seller will pay to Buyer out of such monetary award cash in an amount equal to (a) the costs incurred by Buyer in pursuance of such monetary award; plus (b) fifty percent (50%) of the amount of such monetary award remaining after the payment made pursuant to Section 8(a).

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
         9. Assignment of Restrictive Covenants. To the extent permitted by applicable law, Seller will assign to Buyer any and all of Seller's known and unknown rights, whether pursuant to contract, applicable law or otherwise, to enforce any restrictive covenant, duty or other restriction in any employment agreement, independent contractor agreement or other agreement which prohibits or otherwise restricts any person or entity from directly or indirectly conducting any business in competition with the business of Seller or Seller's predecessor. Without limiting the generality of the preceding sentence, Seller will assign to Buyer all of Seller's known and unknown rights to enforce any fiduciary duty of any director, officer, employee, independent contractor or other person of Seller, or Seller's predecessor, against the misappropriation or unauthorized use of the Portal Assets or the unauthorized disclosure of confidential information directly or indirectly related to the Portal Assets.

         10. Seller's Closing Deliveries. At Closing, Seller will sign and/or deliver to Buyer, to the extent available:

                  a. A bill of sale substantially in the form of the attached Exhibit E.

                  b. Such assignments as are requested by Buyer which Buyer will set forth in the attached Exhibit F.

                  c. The closing certificate substantially in the form of Exhibit G.

                  d. Original copies of all local, state, federal and foreign registrations for any trade name, trademark, service mark, copyright, patent or other intellectual property registrations for or relating to the Portal Software.

                  e. Assignments of any local, state, federal and foreign registrations for any trade name, trademark, service mark, copyright, patent or other intellectual property registrations for or relating to the Portal Software in a form reasonably acceptable to Buyer.

         11. Buyer's Closing Deliveries. At Closing, Buyer will sign and/or deliver to Seller:

                  a. Payment in the amount of One Hundred and No/100ths Dollars ($100,00.00) in accordance with Section 7(a).

                  b. A closing certificate substantially in the form of Exhibit H.

         12. Seller's Representations and Warranties. Seller represents and warrants to Buyer that Seller has no actual knowledge that would negate any of the following statements:

                  a. Seller is the sole owner of and has, or will have as of the Closing Date, good and marketable title to the Portal Assets, free and clear of all Encumbrances.

                  b. Except for those rights granted and governed by the Customer Contracts and the other transfers set forth on the attached Exhibit I (the "Other Transfers"), neither Seller nor any other person or entity has granted to any person or entity any right or privilege in, to or relating to the Portal Software, including without limitation any right to sell, convey, transfer,

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license, sub-license, create derivative works, alter, copy, reproduce, use, market, or distribute the Portal Software.

                  c. Seller is the sole owner and registrant of all local, state, federal and foreign copyrights, trade names, trade marks, service marks, patents, and other intellectual property registrations related to the Portal Software and, with the exception of the rights granted in the Customer Contracts and the Other Transfers, Seller has no reason to believe that any other person or entity may have any right which could invalidate, be superior to or otherwise jeopardize Buyer's exclusive ownership of and rights to the unfettered use, alteration and sale of the Portal Software.

                  d. Except for the Customer Contracts and the Other Transfers, and except as otherwise stated in this Agreement, neither Seller nor any other person or entity has entered into any contract, license, sub-license, agreement, arrangement or understanding with respect to the sale, license, conveyance, transfer or other disposition of all or any portion of the Portal Assets.

                  e. The Portal Assets comprise all of the material intellectual property rights which have been used by Seller or its predecessor in the operation of the business involving the Portal Software during the twelve
(12) months immediately prior to the Closing Date.

                  f. No person or entity has infringed, misappropriated, violated or conflicted with any of the rights in and to the Portal Assets.

                  g. Except as otherwise stated in this Agreement, no present or former shareholder, officer, director, agent, employee, independent contractor or other person or entity related to Seller or its predecessor has, or has claimed, any right whatsoever in or to the Portal Assets.

                  h. No loss or expiration of any right to any of the Portal Assets is threatened, pending, or reasonably anticipated which, individually or in the aggregate with other losses or expirations, could cause a material and adverse effect on Buyer's use and ownership of the Portal Assets.

                  i. No party to any of the Assumed Contracts has indicated that such party would, or would otherwise be expected to, cancel or breach any of the Assumed Contracts or otherwise take action which would have a material and adverse impact on Buyer's rights in and to the Portal Assets or to use and market the Portal Software.

                  j. No person or entity has disclosed or otherwise jeopardized the secrecy of any trade secret which could jeopardize Buyer's rights to, or ability to conduct business with, the Portal Assets, whether or not such trade secret is part of the Portal Assets.

                  k. Neither Seller, its predecessor nor any other person or entity has infringed, misappropriated, or otherwise conflicted with any rights of any third parties, including without limitation the infringement, misappropriation or conflict of any third party's patent, trademark, trade name, domain name, service mark, copyright or other intellectual property right.

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                  l.       Neither Buyer's purchase of the Portal Assets
pursuant to this Agreement, nor Buyer's future use of the Portal Assets in a manner consistent with the prior use of Seller and its predecessor, will result in any infringement, misappropriation, or conflict with any rights of any other person or entity.

                  m. With respect to any agreements granting licensee rights to Seller which will be assumed by Buyer with its purchase of the Portal Assets, Seller has a valid and enforceable right to use the assets licensed pursuant to such agreements and to assign such right to Buyer pursuant to this Agreement.

                  n. Subject to the approval of the Bankruptcy Court, Seller has all requisite power and authority to enter into and perform the terms of this Agreement.

                  o. This Agreement and all supporting documentation constitute valid and legally binding obligations of Seller, enforceable in accordance with their terms, except as enforcement may be limited by applicable law or the order of the Bankruptcy Court.

                  p. There are no actions, suits, disputes, litigation, proceedings or governmental investigations whatsoever pending or, to the knowledge of Seller, threatened against or directly or indirectly relating to any of the Portal Assets or the transactions contemplated by this Agreement.

Notwithstanding anything in this Agreement to the contrary, Seller will not be imputed with the knowledge of any employee, officer, director, contractor or agent of InfoImage, Inc. for purposes of this Section 12.

         13. Buyer's Representations, and Warranties. Buyer represents and warrants to Seller that Buyer has no actual knowledge which would negate any of the following statements:

                  a. Buyer is a publicly traded corporation duly organized and existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into and perform the terms of this Agreement.

                  b. This Agreement and all supporting documentation constitute valid and legally binding obligations of Buyer, enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally.

         14. Survival of Warranties. Seller and Buyer represent to each other that all of the representations, warranties, covenants, and terms contained in this Agreement made by one to the other, and in any documents, certificates, or other instruments delivered by or on behalf of Seller and Buyer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, are true now, will be true as of the Closing Date, and will survive the Closing. No investigation by or on behalf of any party will constitute a waiver as to enforcement of any representation or warranty contained in this Agreement.

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         15.      Covenants of Seller. Seller covenants to Buyer as follows:

                  a. Between the date of this Agreement and the Closing Date, except as contemplated by this Agreement or with the prior written consent of Buyer, Seller will not:

                           (i)      Enter into, renegotiate or modify any
contract or commitment affecting the Portal Assets.

                           (ii)     Create or assume any Encumbrance with
respect to the Portal Assets.

                           (iii)    Sell, assign, lease, transfer or otherwise
dispose of any of the Portal Assets.

                           (iv)     Take any other action inconsistent with its
obligations under this Agreement or which could hinder or delay the consummation of the transactions contemplated by this Agreement.

                           (v)      Release any employee, independent contractor
or other person or entity from any restrictive covenant or other agreement without Buyer's advance written consent, which may be withheld at Buyer's sole and absolute discretion.

                  b. Between the date of this Agreement and the Closing Date, Seller will:

                           (i)      Use its best efforts to determine the amount
of any cure payments to be made on account of any of the Assumed Contracts in accordance with Section 365 of the Bankruptcy Code.

                           (ii)     Use its best efforts to obtain the
Bankruptcy Court's timely approval of the Sale and the transactions contemplated in this Agreement.

                           (iii)    Subject to any reasonable confidentiality
agreement Seller may require from Buyer, give to Buyer and Buyer's representatives full access during normal business hours to all of the properties, books, and records relating to the Portal Assets, and to the facilities and employees of Seller including such access and cooperation as may be necessary to inspect the Portal Software and to contact the parties to the Customer Contracts.

                           (iv)     Promptly notify Buyer in writing if Seller
becomes aware of any fact or condition that causes or constitutes a breach of any of Seller's representations and warranties contained in this Agreement, or if Seller becomes aware of the occurrence of any fact or condition occurring after the date of this Agreement that would have constituted a breach if any such representation or warranty had been made as of the time of occurrence or discovery of that fact or condition.

                           (v)      Take such actions as are reasonably
necessary to assist Buyer to identify those employees or contractors of Seller who can assist Buyer to integrate the Portal Assets into Buyer's existing business, develop the Portal Software and market and sell the Portal Software (the "Key Employees"); and to assist Buyer to procure the services of those Key

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Employees Buyer desires to employ. Without limiting the generality of the preceding sentence, to the extent reasonably possible, Seller will disclose to Buyer such information about Seller's employees that is relevant to Buyer's identification of the Key Employees, and Seller promptly will release those Key Employees Buyer desires to employ from any employment agreement, restrictive covenant or other agreement or restriction which in any way could hinder Buyer's ability to procure the services of such Key Employees.

                           (vi)     Cooperate with and provide all reasonable
assistance to Buyer, at Buyer's expense, with respect to the preparation of any patent, copyright, trade name, trademark, service mark or other intellectual property registration applications related to the Portal Software, including without limitation the execution and delivery of any required documentation of assignment, sale or other transfer of the Portal Software to Buyer pursuant to this Agreement.

         16. Buyer's Covenants. Buyer convents to Seller that Buyer will use its best efforts to obtain the Bankruptcy Court's timely approval of the Sale and the transactions contemplated in this Agreement.

         17. Closing Contingencies. Buyer's obligation to consummate the Sale is expressly conditioned and contingent upon the complete satisfaction or waiver of the following conditions precedent on and as of the Closing Date:

                  a. The representations and warranties of Seller are true and correct in all material respects.

                  b. Seller will have performed or complied with, in all material respects, all conditions, covenants and obligations required to be met or performed by Seller under this Agreement.

                  c. Buyer will have completed such due diligence as Buyer, in its sole and absolute discretion, determines is necessary to evaluate the condition and marketability of the Portal Assets.

                  d. Buyer will have received all corporate and governmental consents or other assurances reasonably satisfactory to Buyer pertaining to the consummation of the transactions contemplated under this Agreement.

                  e. Buyer will have determined, in its sole and absolute discretion, that there has been no material, adverse change in the ownership, registration, functionality or marketability of the Portal Assets since the date of this Agreement.

                  f. Buyer will have determined, in its sole and absolute discretion, that there has been no unauthorized use of, access to, duplication of, or dissemination of the Portal Software.

                  g. The Bankruptcy Court will have entered a final, non-appealable order from the bankruptcy court approving the consummation of the transactions contemplated in this Agreement, and which explicitly finds and orders that Buyer is entitled to the protections afforded by Section 363(m) of the Bankruptcy Code.

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         18.      Allocation of Purchase Price. At such time and at such place as Seller and Buyer agree, but in no event more than thirty (30) calendar days after the Closing Date, Seller and Buyer will meet to mutually determine and agree to the allocation of the Purchase Price to be reported by Seller and Buyer for federal and state income tax purposes.

         19. Risk of Loss. Risk of loss to the Portal Assets prior to the Closing Date will remain on Seller, and destruction or threatened destruction of the Portal Assets, in whole or in part, before possession is delivered to Buyer, upon Buyer's written demand to Seller will terminate any and all of Buyer's obligations under this Agreement and any sums paid by Buyer to Seller promptly will be refunded.

         20. Modification or Waiver. No modification of this Agreement will be deemed effective unless in writing and signed by the parties, and any waiver granted will not be deemed effective unless in writing, signed by the party against whom enforcement of the waiver is sought.

         21. Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement.

         22. Attorneys' Fees. If any proceeding or action is brought to recover any amount, or seek injunctive relief, under this Agreement, or for or on account of any breach of, or to enforce or interpret any of the terms, covenants, or conditions of this Agreement, the prevailing party will be entitled to recover from the other party, as part of the prevailing party's costs, reasonable attorneys' fees, the amount of which will be fixed by the arbitrators or by the court, as applicable, and will be made a part of any award or judgment rendered. Buyer's attorneys' fees will be treated as administrative expenses of the Bankruptcy Estate pursuant to Section 503(b) of the Bankruptcy Code.

         23. Expenses. Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the transactions contemplated in this Agreement will be paid by the party incurring such expense. Notwithstanding the preceding sentence, should the Closing not occur, Buyer will have the right to assert a claim or right pursuant to Section 503(b) of the Bankruptcy Code; however, such right will not constitute an acknowledgement of the validity of such asserted claim or right.

         24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement.

         25. Further Acts. Each party agrees to perform any further acts and to execute and deliver such documents that may be reasonably necessary to effectuate the terms of this Agreement.

         26. Brokers or Finders. Buyer and Seller each represent that no agent, broker, finder or other firm or person is or will be entitled to any broker's or finder's fee or any other

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commission or similar fee in connection with any of the transactions contemplated under this Agreement.

         27. Effect of Agreement. This Agreement and the exhibits to this Agreement embody the entire Agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings relating to matters provided for in this Agreement.

         28. Captions. The captions are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         29. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement will be in writing and will be deemed to have been duly delivered on the date of personal delivery or on the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested to the addresses set forth beneath the signature of each party, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement.

         30. Representation by Counsel. Each of the parties has been represented by or has had the opportunity to be represented by legal counsel of its own choice. The parties acknowledge that the law firm of Gallagher & Kennedy, P.A., has acted as attorneys for Buyer and not as attorneys for any other party to this Agreement. This Agreement has been negotiated among the parties and if there is any ambiguity, no presumption construing the Agreement against a party will be imposed because this Agreement was prepared by counsel for the party or counsel for another party.

         31. Pronouns. Whenever the neuter gender is used in this Agreement and when required by the context, the same will include the masculine and feminine genders and vice versa.

         32. Severability. If any one or more of the provisions of this Agreement are held or found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired by such invalidity, illegality or unenforceability.

         33. Binding upon Successors and Assigns. This Agreement will be binding upon the parties and their legal representatives, successors, and assigns.

         34. Exhibits. All exhibits referenced in this Agreement are incorporated by such reference into this Agreement.

         35. Governing Law and Jurisdiction. This Agreement and all amendments to this Agreement are to be governed by the laws of the State of Arizona. The parties agree that the United States Bankruptcy Court for the District of Arizona, in Case Number 02-11751, will have sole and absolute jurisdiction to hear and resolve any disputes arising under this Agreement.

                [Signatures of the parties are on the next page.]

         The parties have executed this Agreement effective as of the day and year first above written.

                               SELLER:

                               MAUREEN R. GAUGHAN AS THE TRUSTEE
                               OF THE CHAPTER 7 BANKRUPTCY ESTATE
                               OF INFOIMAGE, INC., a Delaware corporation

                               By:    /s/ MAUREEN GAUGHAN as Chapter 7 Trustee
                                      ----------------------------------------
                               of InfoImage and not individually or on behalf of the community
                               Name:  Maureen R. Gaughan
                               Title: Chapter 7 Bankruptcy Trustee

                               Address: PO Box 6729
                                        Chandler AZ 85246
                                        ________________________________________

                               BUYER:

                               SERVICEWARE TECHNOLOGIES, INC., a
                               Delaware corporation

                               By:    /s/ KENT HEYMAN
                                      ---------------
                               Name:  Kent Heyman
                               Title: CEO

                               Address: 7th Floor
                                        33 Wood Ave. South
                                        Iselin, N.J. 08830

                                    Exhibits

Exhibit A         Description of Portal Software
Exhibit B         Description of Supplier Contracts
Exhibit C         Description of Customer Contracts
Exhibit D         Description of Other Assets
Exhibit E         Form of Bill of Sale
Exhibit F         Forms of Assignment
Exhibit G         Form of Seller's Closing Certificate
Exhibit H         Form of Buyer's Closing Certificate
Exhibit I         Description of Other Transfers

                                    EXHIBIT A

                        [DESCRIPTION OF PORTAL SOFTWARE]

         All software and computer or electronic applications owned by Seller or Seller's predecessor, InfoImage, Inc., including, but not limited to, all object code and source code, and all versions, releases, service packs, modifications or enhancements thereto (or proposed versions, releases, service packs, modifications or enhancements thereto) and all documentation, files, media, data, databases, designs, drawings, flow charts, information (including, but not limited to, any internal or external communications or electronic mail), functional and technical specifications, quality assurance records (including, but not limited to, histories and methodology), customer support information (including, but not limited to, databases, case histories, customer lists), engineering details, data, discoveries, models, materials (including, but not limited to, any marketing materials, case studies, pricing, packaging, promotional materials, market research and collateral materials), techniques, input or output, products, procedures, programs, Web sites, domain names, patents and any and all patent applications, copyrights and any and all copyright applications, trade names, trade secrets, trademarks and any and all trademark applications, and any other rights in any way related to any of the foregoing (whether or not reduced to writing) and any and all derivative works of any and all of the foregoing.

                                    Exhibit A

                                   EXHIBIT B

                      [DESCRIPTION OF SUPPLIER CONTRACTS]

The contracts set forth in the summary schedule below are cataloged in binder number _____.

----------------------------------------------------------------------------------------------------
INDEX                                                                                  TERMINATION
NUMBER      SUPPLIER NAME              DESCRIPTION OF CONTRACT      EFFECTIVE DATE        DATE
----------------------------------------------------------------------------------------------------
  1.    Outsell International      Sales Representative Agreement      09/08/01         09/07/03
----------------------------------------------------------------------------------------------------
  2.    Semio Corporation          OEM License Agreement                Unknown          Unknown
----------------------------------------------------------------------------------------------------
  3.    bpallen technologies, LLC  OEM License Agreement               02/01/02     Approx. 01/31/04
----------------------------------------------------------------------------------------------------
  4.    bpallen technologies, LLC  Source Code Escrow Agreement        02/04/04
----------------------------------------------------------------------------------------------------
  5.    bpallen technologies, LLC  Non-disclosure Agreement            11/15/01         11/14/06
----------------------------------------------------------------------------------------------------
  6.    bpallen technologies, LLC  Mutual Non-disclosure Agreement     12/13/01     Approx. 12/12/04
----------------------------------------------------------------------------------------------------
  7.    3rd Millennium             Integrator Agreement                02/01/02         01/31/05
        Communications dba
        Enterpulse
----------------------------------------------------------------------------------------------------
  8.    Watson, Wyatt & Company    Integrator Agreement                03/01/02         02/28/05
----------------------------------------------------------------------------------------------------
  9.    ePresence, Inc.            Integrator Agreement                06/01/01         05/31/04
----------------------------------------------------------------------------------------------------
  10.   Techspan, Inc.             Integrator Agreement                09/05/01         09/04/04
----------------------------------------------------------------------------------------------------
  11.   Econium                    Integrator Agreement                12/06/00         12/05/03
----------------------------------------------------------------------------------------------------
  12.   Blue Wolf                  Mutual Non-Disclosure Agreement     05/22/02         05/21/05
----------------------------------------------------------------------------------------------------
  13.   SDMR, Inc.                 Mutual Non-Disclosure Agreement     03/20/02         03/19/05
----------------------------------------------------------------------------------------------------
  14.   Ensynch, Inc.              Professional Services Agreement     09/25/01
----------------------------------------------------------------------------------------------------
  15.   Microsoft Corporation      Independent Software                06/14/01         06/13/03
                                   Vendor Royalty License and
                                   Distribution Agreement
----------------------------------------------------------------------------------------------------
  16.   Microsoft Corporation      Sharepoint Portal Server 2001       06/14/01         06/13/03
                                   Trademark License Agreement
----------------------------------------------------------------------------------------------------
  17.   Microsoft Corporation      Non-Disclosure Agreement            02/17/00
----------------------------------------------------------------------------------------------------

                                   Exhibit B

                                   EXHIBIT C

                      [DESCRIPTION OF CUSTOMER CONTRACTS]

The contracts set forth in the summary schedule below are cataloged in binder number _____.

----------------------------------------------------------------------------------------------------
INDEX                                       DESCRIPTION           EFFECTIVE  TERMINATION  CONTINGENT
NUMBER        CUSTOMER NAME                 OF CONTRACT             DATE        DATE       CONTRACT
----------------------------------------------------------------------------------------------------
  1.    Child Health Corporation   Master Agreement               09/27/01    09/26/02*       Yes
        of America
----------------------------------------------------------------------------------------------------
  2.    Coca-Cola Company          Letter of Engagement           05/20/02    09/27/02        Yes
----------------------------------------------------------------------------------------------------
  3.    Cooper Tire & Rubber       Master Agreement               06/20/01    06/19/02*       Yes
----------------------------------------------------------------------------------------------------
  4.    Dirxon, Inc.               Master Agreement               12/15/01    12/14/02*       Yes
----------------------------------------------------------------------------------------------------
  5.    Ensynch, Inc.              Application Service Provider   09/28/01    09/27/06*       Yes
                                   Agreement
----------------------------------------------------------------------------------------------------
  6.    Frank Russell Company      Freedom Software License       02/15/00                    Yes
                                   Agreement
----------------------------------------------------------------------------------------------------
  7.    Kraft Foods, Inc.          Master Agreement               09/30/00                    Yes
        (Nabisco)
----------------------------------------------------------------------------------------------------
  8.    Mitsubishi F___ Truck of   Fixed Price Proposal                                       Yes
        America
----------------------------------------------------------------------------------------------------
  9.    Owens Corning, Inc.        Master Agreement               12/23/00    12/26/01*       Yes
----------------------------------------------------------------------------------------------------
  10.   Poten and Partners, Inc.   Master Agreement               05/04/00    05/03/01*       Yes
----------------------------------------------------------------------------------------------------
  11.   Skyy Spirits, LLC          Master Agreement               11/20/00    11/19/01*       Yes
----------------------------------------------------------------------------------------------------
  12.   Snelling and Snelling,     Master Agreement               03/29/01    03/28/04        Yes
        Inc.
----------------------------------------------------------------------------------------------------
  13.   SAA/RT Ventures LLC (Six   Application Service Provider   09/18/01    09/18/06*       Yes
        Sigma Red Leg              Agreement
        Technologies)
----------------------------------------------------------------------------------------------------
  14.   Starbase Corporation       Master Agreement               07/18/01    07/18/02*       Yes
----------------------------------------------------------------------------------------------------
  15.   Computer & Hi-Tech         Value Added Reseller           03/06/02    Perpetual       Yes
        Management, Inc. (VAR)     Agreement Sublicense and Fees
        and Tinker Air Force Base
----------------------------------------------------------------------------------------------------

*Automatically renews for 1-year periods.

                                    Exhibit C

                                   EXHIBIT D

                         [DESCRIPTION OF OTHER ASSETS]

                                    - NONE -

                                   Exhibit D

                                   EXHIBIT E

                             [FORM OF BILL OF SALE]

                                  BILL OF SALE

         THE UNDERSIGNED, Maureen R. Gaughan as Trustee of the Chapter 7 Bankruptcy Estate of InfoImage, Inc., a Delaware corporation ("Seller"), in consideration of the Asset Purchase and Sale Agreement, dated August 21, 2002, and other good and valuable consideration received from ServiceWare Technologies, Inc., a Delaware corporation ("Buyer"), does hereby grant, bargain, sell and convey to Buyer, its successors and assigns, forever, the goods, chattels and property described on Exhibits A, B, C and D attached (the "Assets"), "As Is/Where Is" and free and clear of all liens and encumbrances.

         IN WITNESS WHEREOF, this Bill of Sale is signed this 21 day of August, 2002.

                                  Maureen R. Gaughan as Trustee of the
                                  Chapter 7 Bankruptcy Estate of InfoImage,
                                  Inc., a Delaware corporation

                                  By:    /s/ MAUREEN GAUGHAN as BK Trustee
                                         ---------------------------------
                                  of InfoImage and not individually or
                                  on behalf of the community
                                  Name:  Maureen Gaughan
                                  Title: ____________________________

                                   Exhibit E

                                   EXHIBIT F

                             [FORMS OF ASSIGNMENT]

                   IN THE ARIZONA SECRETARY OF STATE'S OFFICE

In re Registration of InfoImage, Inc.

File ID:        33590
                                          ASSIGNMENT
Agent ID:       115141

Filed:          April 13, 1994

Mark:           INFOIMAGE

VIA EXPRESS MAIL
Arizona Secretary of State
1700 West Washington Street
7th Floor
Phoenix, Arizona 85007

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc., a Delaware corporation, filed an application for the above-referenced trademark, which obtained registration status;

         WHEREAS, InfoImage, Inc. a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration; and

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August __, 2002, Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                   Exhibit F

                                Maureen R. Gaughan as Trustee of the
                                Chapter 7 Bankruptcy Estate of InfoImage,
                                Inc., a Delaware corporation

                                By:   /s/ MAUREEN GAUGHAN
                                      -------------------
                                Name: Maureen Gaughan

                                Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                               POWER OF ATTORNEY

                  The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the Arizona Secretary of State's Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                             SERVICEWARE TECHNOLOGIES, INC., a
                                             Delaware corporation

                                             By: /s/ KENT HEYMAN
                                                 ------------------
                                             Name: Kent Heyman
                                             Its:  CEO

Dated: August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     76101436
                                          ASSIGNMENT
Filed:          August 2, 2000

Registration:   2529441

Registered:     January 15, 2002

Mark:           INFOIMAGE

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc., a Delaware corporation, filed an Intent-to-Use Application for the above-referenced trademark, which obtained registration status;

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                 Maureen R. Gaughan as Trustee of the
                                 Chapter 7 Bankruptcy Estate of InfoImage,
                                 Inc., a Delaware corporation

                                 By:   /s/ MAUREEN GAUGHAN
                                    ----------------------

                                 Name: Maureen Gaughan

                                 Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

                  The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                         SERVICEWARE TECHNOLOGIES, INC., a
                                         Delaware corporation

                                         By:   /s/ KENT HEYMAN
                                            -------------------
                                         Name: Kent Heyman
                                         Its:  CEO

Dated:  August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     76091243
                                          ASSIGNMENT
Filed:          July 18, 2000

Mark:           INFOIMAGE FEDERATED
                PORTAL ARCHITECTURE

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                Maureen R. Gaughan as Trustee of the
                                Chapter 7 Bankruptcy Estate of InfoImage,
                                Inc., a Delaware corporation

                                By:   /s/ MAUREEN GAUGHAN
                                   ----------------------

                                Name: Maureen Gaughan

                                Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

                  The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                          SERVICEWARE TECHNOLOGIES, INC.,
                                          a Delaware corporation

                                          By:   /s/ KENT HEYMAN
                                                ---------------
                                          Name: Kent Heyman
                                          Its:  CEO

Dated: August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     76091244
                                          ASSIGNMENT
Filed:          July 18, 2000

Registration:   2529419

Registered:     January 15, 2002

Mark:           INFOIMAGE FEDERATED PORTAL ARCHITECTURE

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                   Maureen R. Gaughan as Trustee of the
                                   Chapter 7 Bankruptcy Estate of InfoImage,
                                   Inc., a Delaware corporation

                                   By:   /s/ MAUREEN GAUGHAN
                                      ----------------------

                                   Name: Maureen Gaughan

                                   Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

                  The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                              SERVICEWARE TECHNOLOGIES, INC.,
                                              a Delaware corporation

                                              By:   /s/ KENT HEYMAN
                                                 ------------------
                                              Name: Kent Heyman
                                              Its:  CEO

Dated: August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     76091073
                                          ASSIGNMENT
Filed:          July 18, 2000

Registration:   2494224

Registered:     October 2, 2001

Mark:           INFOIMAGE ACADEMY

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                               Maureen R. Gaughan as Trustee of the
                               Chapter 7 Bankruptcy Estate of InfoImage,
                               Inc., a Delaware corporation

                               By: /s/ MAUREEN GAUGHAN
                                  --------------------

                               Name: Maureen Gaughan

                               Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                    Exhibit F

                                POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                             Daniel E. Garrison, Esq.
                            Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                               Fax: (602) 530-8500

                                              SERVICEWARE TECHNOLOGIES, INC., a
                                              Delaware corporation

                                              By:   /s/ KENT HEYMAN
                                                 ------------------
                                              Name: Kent Heyman
                                              Its:  CEO

Dated:  August 21, 2002

                                    Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     75668767
                                          ASSIGNMENT
Filed:          March 26, 1999

Registration:   2496777

Registered:     October 9, 2001

Mark:           PERIPHERAL VISION

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                               Maureen R. Gaughan as Trustee of the
                               Chapter 7 Bankruptcy Estate of InfoImage,
                               Inc., a Delaware corporation

                               By: /s/ MAUREEN GAUGHAN
                                   -------------------

                               Name: Maureen Gaughan

                               Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                             Daniel E. Garrison, Esq.
                            Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                              Phone: (602) 530-8000
                               Fax: (602) 530-8500

                                             SERVICEWARE TECHNOLOGIES, INC., a
                                             Delaware corporation

                                             By:   /s/ KENT HEYMAN
                                                   ---------------
                                             Name: Kent Heyman
                                             Its:  CEO

Dated:  August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     75585258
                                          ASSIGNMENT
Filed:          November 9, 1998

Registration:   2399081

Registered:     October 31, 2000

Mark:           INFOIMAGE INTERACTIVE OBJECT TOOLS

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                               Maureen R. Gaughan as Trustee of the
                               Chapter 7 Bankruptcy Estate of InfoImage,
                               Inc., a Delaware corporation

                               By: /s/ MAUREEN GAUGHAN
                                   -------------------

                               Name: Maureen Gaughan

                               Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                    Exhibit F

                                POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                             Daniel E. Garrison, Esq.
                            Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                               Fax: (602) 530-8500

                                              SERVICEWARE TECHNOLOGIES, INC., a
                                              Delaware corporation

                                              By:   /s/ KENT HEYMAN
                                                    ---------------
                                              Name: Kent Heyman
                                              Its:  CEO

Dated:  August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     75394584
                                          ASSIGNMENT
Filed:          November 21, 1997

Registration:   2445409

Registered:     April 24, 2001

Mark:           INFOIMAGE ESSENTIAL TOOLS

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                               Maureen R. Gaughan as Trustee of the
                               Chapter 7 Bankruptcy Estate of InfoImage,
                               Inc., a Delaware corporation

                               By: /s/ MAUREEN GAUGHAN
                                   -------------------
                               Name: Maureen Gaughan

                               Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                             Daniel E. Garrison, Esq.
                            Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                               Fax: (602) 530-8500

                                              SERVICEWARE TECHNOLOGIES, INC., a
                                              Delaware corporation

                                              By:   /s/ KENT HEYMAN
                                                    ---------------
                                              Name:  Kent Heyman
                                              Its:   CEO

Dated:  August 21, 2002

                                   Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     75384668
                                          ASSIGNMENT
Filed:          November 4, 1997

Registration:   2366728

Registered:     July 11, 2000

Mark:           BUILDING THE INTERACTIVE ORGANIZATION

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                               Maureen R. Gaughan as Trustee of the
                               Chapter 7 Bankruptcy Estate of InfoImage,
                               Inc., a Delaware corporation

                               By: /s/ MAUREEN GAUGHAN
                                   -------------------

                               Name: Maureen Gaughan

                               Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                                POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                              SERVICEWARE TECHNOLOGIES, INC., a
                                              Delaware corporation

                                              By:   /s/ KENT HEYMAN
                                                 ------------------
                                              Name: Kent Heyman
                                              Its:  CEO

Dated:   August 21, 2002

                                    Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     74680933
                                          ASSIGNMENT
Filed:          May 30, 1995

Registration:   2041634

Registered:     March 4, 1997

Mark:           INFOIMAGE

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                 Maureen R. Gaughan as Trustee of the
                                 Chapter 7 Bankruptcy Estate of InfoImage,
                                 Inc., a Delaware corporation

                                 By:   /s/ MAUREEN GAUGHAN
                                    ----------------------

                                 Name: Maureen Gaughan

                                 Title: BK Trustee of InfoImage Inc and not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                         SERVICEWARE TECHNOLOGIES, INC., a
                                         Delaware corporation

                                         By:   /s/ KENT HEYMAN
                                            ------------------
                                         Name: Kent Heyman
                                         Its:  CEO

Dated:  August 21, 2002

                                    Exhibit F

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re Registration of InfoImage, Inc.

Serial No.:     74531520
                                          ASSIGNMENT
Filed:          May 31, 1994

Registration:   2044146

Registered:     March 11, 1997

Mark:           HRQUEST

VIA EXPRESS MAIL
Assistant Commissioner for Trademarks
Office of the Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia  22202-3513

                           ASSIGNMENT OF REGISTRATION

         WHEREAS, InfoImage, Inc. filed a petition with the United States Bankruptcy Court, case number 2002-11751, on July 30, 2002;

         WHEREAS, Maureen R. Gaughan is the duly appointed trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc. (the "Trustee") and has the requisite power to execute this Assignment of Registration;

         WHEREAS, pursuant to that certain Asset Purchase and Sale Agreement, dated August 21, 2002, the Trustee, on behalf of the InfoImage, Inc. bankruptcy estate, desires to transfer all right, title and interest in and to the above-referenced trademark and all accompanying goodwill of the business related thereto to ServiceWare Technologies, Inc., a Delaware corporation;

         WHEREAS, ServiceWare Technologies, Inc. is the successor-in-interest to the ongoing and existing business of the registrant, as it relates to the above-referenced trademark; and

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Trustee, on behalf of the InfoImage Inc. bankruptcy estate, does hereby assign to ServiceWare Technologies, Inc. all right, title and interest in and to the above-referenced trademark, and the registration thereof, together with all goodwill of the business symbolized by the trademark, and the above-identified application thereof.

                                  Maureen R. Gaughan as Trustee of the
                                  Chapter 7 Bankruptcy Estate of InfoImage,
                                  Inc.,a Delaware corporation

                                  By:   /s/ MAUREEN GAUGHAN
                                        -----------------------------

                                  Name: Maureen Gaughan

                                  Title:  BK Trustee of InfoImage Inc and
                                  not individually or on behalf of the community

                                   Exhibit F

                               POWER OF ATTORNEY

         The undersigned hereby appoints all members of the law firm of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Phoenix, Arizona 85016, to prosecute the Registration, receive amended certificates of registration and to transact all business in the United States Patent and Trademark Office connected herewith, and to appoint and revoke appointment of associate attorneys and agents.

         It is requested that all correspondence regarding this Registration be directed to:

                            Daniel E. Garrison, Esq.
                           Gallagher & Kennedy, P.A.
                             2575 E. Camelback Road
                             Phoenix, Arizona 85016
                             Phone: (602) 530-8000
                              Fax: (602) 530-8500

                                      SERVICEWARE TECHNOLOGIES, INC., a Delaware corporation

                                      By:   /s/ KENT HEYMAN
                                         ------------------
                                      Name: Kent Heyman
                                      Its:  CEO

Dated:  August 21, 2002

                                    Exhibit F

                                    EXHIBIT G

                     [FORM OF SELLER'S CLOSING CERTIFICATE]

                          CLOSING CERTIFICATE OF SELLER

         Pursuant to that certain Asset Purchase and Sale Agreement by and among Maureen R. Guaghan as Trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc., a Delaware corporation ("Seller") and ServiceWare
Technologies, Inc., a Delaware corporation ("Buyer"), dated as of August ___, 2002 (the "Asset Purchase Agreement"), the undersigned, does hereby certify that, except to the extent waived in writing, the following statements are true:

                 1. The representations and warranties of Seller set forth in the Asset Purchase Agreement are true and correct in all material respects on and as of the date hereof, and shall have the same force and effect as if they had been originally made as of such date.

                 2. Each and all of the covenants and agreements of Seller to be performed or complied with pursuant to the Asset Purchase Agreement on or prior to the date hereof have been duly performed and complied with in all material respects.

                 3. All documents and instruments required to be executed and delivered by Seller on or prior to the date hereof pursuant to the Asset Purchase Agreement have been executed and delivered by duly authorized representatives of Seller.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 21st day of August, 2002.

                                     SELLER:

                                     Maureen R. Guaghan as Trustee of the
                                     Chapter 7 Bankruptcy Estate of InfoImage,
                                     Inc., a Delaware corporation

                                     By:   /s/ MAUREEN GAUGHAN
                                        ----------------------
                                     Name: Maureen Gaughan
                                     Title: BK Trustee of InfoImage Inc and
                                     not individually or on behalf of the
                                     community

                                   Exhibit G

                                   Exhibit H

                     [FORM OF BUYER'S CLOSING CERTIFICATE]

                          CLOSING CERTIFICATE OF BUYER

         Pursuant to that certain Asset Purchase and Sale Agreement by and among Maureen R. Guaghan as Trustee of the Chapter 7 bankruptcy estate of InfoImage, Inc., a Delaware corporation ("Seller") and ServiceWare
Technologies, Inc., a Delaware corporation ("Buyer"), dated as of August ___, 2002 (the "Asset Purchase Agreement"), the undersigned, does hereby certify that, except to the extent waived in writing, the following statements are true:

                 4. The representations and warranties of Buyer set forth in the Asset Purchase Agreement are true and correct in all material respects on and as of the date hereof, and shall have the same force and effect as if they had been originally made as of such date.

                 5. Each and all of the covenants and agreements of Buyer to be performed or complied with pursuant to the Asset Purchase Agreement on or prior to the date hereof have been duly performed and complied with in all material respects.

                 6. All documents and instruments required to be executed and delivered by Buyer on or prior to the date hereof pursuant to the Asset Purchase Agreement have been executed and delivered by duly authorized representatives of Buyer.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 21st day of August, 2002.

                                     BUYER:

                                     ServiceWare Technologies, Inc., a Delaware corporation

                                     By:    /s/ KENT HEYMAN
                                        -------------------
                                     Name:  Kent Heyman
                                     Title: CEO

                                   Exhibit H

                                    EXHIBIT I

                        [DESCRIPTION OF OTHER TRANSFERS]

1. Escrow Arrangements. Seller has learned, and has discussed with Buyer, that some customers have or may have rights in certain escrow arrangements whereby those customers may have access or rights to source code or other intellectual property assets that may include the Portal Assets, which escrow rights may be triggered by prior or existing defaults under Customer Contracts.

2. Allan Dumaine. Seller has forwarded to Buyer a letter, dated February 14, 2002, purporting to transfer certain software rights to a Mr. Allen Dumaine, who is believed by Seller to be a former employee of InfoImage, Inc.

                                    Exhibit I
                                   Page 1 of 1